UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08747

Bexil Investment Trust
(Exact name of registrant as specified in charter)
  17 Old Drewsville Road, Walpole, NH 03608
(Address of principal executive offices) (Zip code)

InCorp Services, Inc.
360 Route 101, STE 13C
Bedford, NH 03110-5046
(Name and address of agent for service)

 Registrant's telephone number, including area code: 1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/26 – 6/30/26

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Reports to Stockholders.

Item 1(a):

Bexil Investment Trust Seeking Primarily High Current Income and Secondarily Capital Appreciation STOCK SYMBOL: BXSY June 30, 2026 SEMI-ANNUAL REPORT SIGN UP FOR FUND UPDATES at BexilInvestmentTrust.com

TO OUR SHAREHOLDERS	(Unaudited)
June 30, 2026

Dear Fellow Shareholders:

It is a pleasure to welcome each of our new shareholders to Bexil Investment Trust (the “Fund”), and to submit this Semi-Annual Report. The Fund seeks to achieve its primary investment objective of high current income and secondary objective of capital appreciation by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities. These securities may include dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies, exchange traded funds organized as investment companies or otherwise, real estate investment trusts, depositary receipts, and other equity related securities. Of course, there can be no assurance that the Fund will achieve its objectives.

Economic and Market Report

According to the minutes of the June 2026 Federal Open Market Committee (“FOMC”) meeting, the U.S. economy continued to expand at a solid pace, supported by resilient consumer spending and strong business investment with a concentration in artificial intelligence (“AI”). The Committee noted that “real gross domestic product (GDP) continued to expand at a solid pace,” while inflation remained elevated and moved higher, with total personal consumption expenditures (“PCE”) inflation increasing to 3.8% in April 2026 and an estimated 4.1% in May 2026. The FOMC attributed higher inflation primarily to tariffs, higher energy costs, and continued AI-related investment. Labor market conditions remained stable, with the unemployment rate holding at 4.3% and payroll employment continuing to increase at a solid pace.

In financial markets, the FOMC staff noted that Treasury yields moved higher over the intermeeting period, with the 10-year Treasury yield rising approximately 20 basis points, reflecting stronger-than-expected economic data and expectations that inflation would remain elevated. Equity markets strengthened notably, supported by continued optimism in the technology sector. Overall, financial market conditions continued to reflect expectations of a resilient U.S. economy, although investors remained cautious given persistent inflation and uncertainty surrounding the path of monetary policy.

The FOMC reaffirmed its commitment to its dual mandate of maximum employment and price stability, maintaining the target range for the federal funds rate at 3.50% to 3.75%. The Committee emphasized that inflation remained well above its 2% objective, while labor market conditions had remained stable and economic activity continued to expand.

Recent indicators suggest that economic activity remains resilient, labor market conditions continue to be balanced, and inflationary pressures remain above the Federal Reserve’s long-term objective. The FOMC noted that uncertainty about the economic outlook remains elevated, reflecting persistent inflationary pressures and, in part, the ongoing conflict in the Middle East. Accordingly, while underlying economic fundamentals remain solid, we believe investors should remain wary and continue to expect periods of market volatility as financial markets respond to inflation trends, interest rate expectations, and broader macroeconomic developments.

Investment Strategy and Returns

In view of these economic and market developments, the Fund’s strategy in the period covered by this report was to seek companies with growing operations showing superior returns on assets with moderate debt, generating free cash flow, and trading at reasonable valuations. Generally, the Fund sought to purchase and hold income generating equity securities of profitable, growing, and conservatively valued companies across a broad array of industries in seeking to achieve its primary investment objective of high current income and secondary objective of capital appreciation and sold investments that appeared to have appreciated to levels reflecting full or over-valuation.

For the six months ended June 30, 2026, the Fund’s net investment loss, net realized gain on investments, and net increase in unrealized appreciation on investments were, respectively, $357,010, $16,131,807, and $43,834,098, which contributed materially to the Fund’s net asset value return of 21.17%, including the reinvestment of dividends and dilution occurring under the Fund’s dividend reinvestment plan (“DRIP”). Profitable sales in the period were made of, among others, shares of AutoZone, Inc. in the automotive dealers and gasoline service stations industry. Losses were taken on, among others, PayPal Holdings, Inc. in the services - computer programming, data processing industry. The Fund’s shares of LPL Financial Holdings Inc. in the security & commodity brokers, dealers, exchanges & services industry contributed to unrealized depreciation during the period. At the same time, the Fund benefited from unrealized appreciation by its investment in Lam Research Corporation in the special industry machinery industry.

The Fund’s market return for the first half of 2026, including the reinvestment of dividends and distributions, was 15.63%. Generally, the Fund’s total return on a market value basis will be lower than the total return on a net asset value basis in periods when there is an increase in the discount or a decrease in the premium of the market value of the net asset value, from the beginning to the end of such periods. For comparison, in the same period, the S&P 500 Index total return was 10.21%, which is unmanaged and does not reflect fees and expenses, nor is it available for direct investment. At June 30, 2026, the Fund’s portfolio included securities of over 25 different issuers, with the top ten securities amounting to approximately 66% of net assets. At that time, the Fund’s investments totaled approximately $392 million on net assets of approximately $359 million,

BEXIL INVESTMENT TRUST	Semi-Annual Report 2026 1

TO OUR SHAREHOLDERS	(Unaudited)
June 30, 2026

reflecting leverage of about $33 million. As the Fund pursues its primary investment objective of seeking high current income, with capital appreciation as a secondary objective, these holdings and allocations are subject to change at any time.

Quarterly Distributions

On June 1, 2026, the Fund declared a distribution of $0.26, its second quarterly distribution of the six months ended June 30, 2026. The quarterly distribution reflects the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow per share. This policy did not have a material effect on the Fund’s investment strategy and did not result in a return of capital that reduced the Fund’s per share net asset value in 2026. There is no guarantee that the Fund’s current distribution policy will reduce or eliminate the Fund’s market price discount to its net asset value per share and the Fund’s trustees have no fiduciary duty to take action, or to consider taking any action, to narrow any such discount. The distribution policy may be changed or discontinued without notice.

As of June 30, 2026, and based on the Fund’s results and estimates for the second quarter, the distribution of $0.26 per share would include approximately 0%, 100%, and 0% from net investment income, capital gains, and return of capital, respectively. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution. The amounts and sources of distributions reported are only estimates based on book basis earnings, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments. The Fund intends to send shareholders a Form 1099-DIV for the calendar year that will instruct how to report these distributions for federal income tax purposes.

On December 19, 2025, the Fund announced that it anticipates that its quarterly distribution amount will increase to $0.26 per share for each quarter of 2026. Distributions may be paid from net investment income, net realized capital gains, or return of capital, or a combination thereof. To the extent that the Fund has estimated that it has distributed more than such income and gains, the distribution may be a return of capital. A return of capital may occur, for example, when money invested in the Fund is paid back to shareholders. A return of capital distribution does not reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Additionally, a return of capital is not taxable; rather, it reduces the tax basis of a shareholder’s Fund shares, thereby increasing potential gain or reducing potential loss on the shareholder’s subsequent sale of those shares.

Dividend Reinvestment Plan

For those shareholders who are currently receiving the Fund’s quarterly distributions in cash but are interested in adding to their account through the Fund’s dividend reinvestment plan, we encourage you to review the plan set forth later in this document and contact the Fund’s transfer agent, who will be pleased to assist you with no obligation on your part. The Fund’s website, www.BexilInvestmentTrust.com, provides investors with investment information, news, and other material about the Fund. The website also has links to the Fund’s filings with the U.S. Securities and Exchange Commission.

Management’s Long Term Focus

We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that at June 30, 2026, the Investment Manager, its affiliates, and trustees of the Fund own, in the aggregate, over 15% of the Fund’s outstanding shares pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares only with the prior approval of the Fund’s Board of Trustees. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas Winmill

President and Portfolio Manager

2 Semi-Annual Report 2026	BEXIL INVESTMENT TRUST

PORTFOLIO ANALYSIS	(Unaudited)
June 30, 2026

TOP TEN	June 30, 2026
SECURITY HOLDINGS

1 Lam Research Corp. (12%)

2 Steel Dynamics, Inc. (10%)

3 Interactive Brokers Group, Inc., Class A (7%)

4 Alphabet Inc., Class A (7%)

5 Williams-Sonoma, Inc. (6%)

6 Mueller Industries, Inc. (6%)

7 IAMGOLD Corp. (5%)

8 United Rentals, Inc. (5%)

9 Constellation Software Inc. (4%)

10 NMI Holdings, Inc. (4%)

Top ten security holdings and industries are shown with approximate percentages of net assets and are subject to change. Industry classifications are based on Standard Industrial Classification codes. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain a top ten security holding.

TOP TEN	June 30, 2026
INDUSTRIES
1 Services - Prepackaged Software (19%)
2 Special Industry Machinery (12%)

3 Steel Works, Blast Furnaces, and Rolling Mills (10%)

4 Surety Insurance (8%)

5 Security and Commodity Brokers, Dealers & Flotation Companies (7%)

6 Fire, Marine & Casualty Insurance (7%)

7 Services - Computer Programming, Data Processing (7%)

8 Retail - Home Furniture, Furnishings and Equipment Stores (6%)

9 Rolling, Drawing & Extruding of Nonferrous Metals (6%)

10 Gold and Silver Ores (5%)

SECURITY HOLDINGS

by Sector on June 30, 2026*

*  Source: Morningstar, Inc. Based on approximate percentages of net assets and may not add up to 100% due to leverage, cash or other assets, rounding, and other factors. Allocations of less than 1% in the aggregate are not shown. Allocations are subject to change.

BEXIL INVESTMENT TRUST	Semi-Annual Report 2026 3

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2026 (Unaudited)
Financial Statements

Common Stocks (109.19%)	Shares	Value

Fire, Marine & Casualty Insurance (7.07%)
The Progressive Corporation	70,706	$15,445,726
White Mountains Insurance Group, Ltd.	4,800	9,952,272

		25,397,998

Gold and Silver Ores (4.59%)
IAMGOLD Corp. (a)	1,040,000	16,473,600

Hospital & Medical Service Plans (1.56%)
UnitedHealth Group Incorporated	13,500	5,611,005

Investment Advice (2.67%)
Ameriprise Financial Inc.	20,900	9,588,084

Operative Builders (1.98%)
NVR, Inc. (a)	1,045	7,120,003

Retail - Department Stores (2.99%)
Dillard’s, Inc.	20,300	10,726,926

Retail - Home Furniture, Furnishings, and Equipment Stores (6.23%)
Williams-Sonoma, Inc.	96,000	22,377,600

Rolling, Drawing & Extruding of Nonferrous Metals (5.53%)
Mueller Industries, Inc.	161,400	19,840,902

Security Brokers, Dealers & Flotation Companies (7.37%)
Interactive Brokers Group, Inc. Class A	304,000	26,460,160

Security & Commodity Brokers, Dealers, Exchanges & Services (3.65%)
LPL Financial Holdings Inc.	46,500	13,098,120

Services - Business Services (2.95%)
Nutex Health, Inc.(a)	62,000	10,595,180

Services - Computer Integrated Systems Design (1.84%)
GoDaddy Inc. (a)	78,000	6,620,640

	Shares	Value

Services - Computer Programming, Data Processing (6.54%)
Alphabet Inc. Class A	65,700	$23,479,209

Services - Computer Processing and Data Preparation and Processing Services (0.51%)
NamSys Inc.	2,112,200	1,817,395

Services - Equipment Rental and Leasing (4.57%)
United Rentals, Inc.	14,500	16,426,905

Services - Prepackaged Software (19.30%)
Alarm.com Holdings, Inc. (a)	119,500	5,583,040
Clear Secure, Inc.	275,054	15,328,759
Constellation Software Inc.	8,400	15,817,759
Duolingo, Inc. (a)	77,509	8,915,085
Microsoft Corp.	34,500	12,869,190
Qualys, Inc. (a)	78,483	10,790,628

		69,304,461

Special Industry Machinery (11.70%)
Lam Research Corporation	97,000	42,033,010

Steel Works, Blast Furnaces, and Rolling Mills (10.22%)
Steel Dynamics, Inc.	160,000	36,713,600

Surety Insurance (7.92%)
Essent Group Ltd.	200,000	12,856,000
NMI Holdings, Inc. (a)	379,226	15,582,396

		28,438,396

Total investments (Cost $208,169,561) (109.19%) (b)		392,123,194

Liabilities in excess of cash and other assets (-9.19%)		(33,001,298)

Net assets (100.00%)		$359,121,896

(a)	Non-income producing.

(b)

The Fund’s total investment portfolio value of $392,123,194 has been pledged as collateral for borrowings under the Fund’s credit agreement. There was $32,655,800 outstanding loan balance under the credit agreement as of June 30, 2026.

4 Semi-Annual Report 2026	BEXIL INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES	(Unaudited)
Financial Statements

June 30, 2026
Assets
Investments, at value (cost: $208,169,561)	$392,123,194
Cash	5,204
Receivables:
Dividends	203,687
Interest	7
Prepaid expenses and other assets	115,595

Total assets	392,447,687

Liabilities
Credit agreement borrowing	32,655,800
Payables:
Accrued expenses	310,271
Investment management	307,550
Administrative services	39,907
Trustees	12,263

Total liabilities	33,325,791

Net Assets	$359,121,896

Net Asset Value Per Share
(applicable to 12,943,342 shares issued and outstanding)	$27.75

Net Assets Consist of
Paid in capital	$157,510,701
Distributable earnings	201,611,195

$359,121,896

See notes to financial statements.

BEXIL INVESTMENT TRUST	Semi-Annual Report 2026 5

STATEMENT OF OPERATIONS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2026
Investment Income
Dividends (net of $43,719 foreign tax withholding)	$2,278,850
Interest	24,815

Total investment income	2,303,665

Expenses
Investment management	1,646,246
Interest and fees on credit agreement	520,624
Administrative services	163,860
Bookkeeping and pricing	90,500
Trustees	67,824
Insurance	39,820
Auditing	33,650
Shareholder communications	33,335
Legal	24,580
Custodian	18,100
Transfer agent	11,140
Other	10,996

Total expenses	2,660,675

Net investment loss	(357,010)

Net Realized and Unrealized Gain
Net realized gain on
Investments	16,128,458
Foreign currencies	3,349
Net increase in unrealized appreciation on investments	43,834,098

Net realized and unrealized gain	59,965,905

Net increase in net assets resulting from operations	$59,608,895

See notes to financial statements.

6 Semi-Annual Report 2026	BEXIL INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS	(Unaudited)
Financial Statements

	Six Months Ended June 30, 2026	Year Ended December 31, 2025
Operations
Net investment loss	$(357,010)	$(1,943,150)
Net realized gain	16,131,807	11,273,690
Net increase in unrealized appreciation	43,834,098	56,287,310

Net increase in net assets resulting from operations	59,608,895	65,617,850

Distributions to Shareholders
Distributable earnings	(6,728,313)	(12,930,174)

Total distributions	(6,728,313)	(12,930,174)

Capital Share Transactions
Reinvestment of distributions to shareholders	92,009	158,243

Increase in net assets from capital share transactions	92,009	158,243

Total change in net assets	52,972,591	52,845,919

Net Assets
Beginning of period	306,149,305	253,303,386

End of period	$359,121,896	$306,149,305

See notes to financial statements.

BEXIL INVESTMENT TRUST	Semi-Annual Report 2026 7

STATEMENT OF CASH FLOWS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2026
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$59,608,895
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized appreciation on investments	(43,834,098)
Net realized gain on sales of investments	(16,131,807)
Purchase of long term investments	(133,490,922)
Proceeds from sales of long term investments and other gains	99,287,785
Net sales of short term investments	3,349
Decrease in dividends receivable	516,623
Decrease in interest receivable	21,460
Increase in prepaid expenses and other assets	(9,871)
Increase in accrued expenses	185,332
Increase in investment management payable	56,338
Increase in administrative services payable	2,852
Decrease in trustees payable	(3,363)

Net cash used in operating activities	(33,787,427)

Cash Flows from Financing Activities
Credit agreement borrowing, net	32,655,800
Distributions to shareholders	(6,636,304)

Net cash provided by financing activities	26,019,496

Net change in cash	(7,767,931)

Cash
Beginning of period	7,773,135

End of period	$5,204

Supplemental disclosure of cash flow information:
Cash paid for interest on credit agreement	$431,349
Non-cash financing activities not included herein consisted of:
Reinvestment of distributions to shareholders	$92,009

See notes to financial statements.

8 Semi-Annual Report 2026	BEXIL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS	June 30, 2026 (Unaudited)
Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Bexil Investment Trust (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Company Act”), is a diversified, closed end management investment company whose shares are quoted over the counter under the stock symbol BXSY. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund retains Bexil Advisers LLC as its investment manager (the “Investment Manager”).

As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, the Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”).

Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Although the Fund’s Board of Trustees (“Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, pursuant to Rule 2a-5 under the Company Act, the Board currently has chosen to designate the performance of fair value determinations to a valuation designee, the Investment Manager, subject to the Board’s oversight, with respect to securities for which market quotations are not readily available and reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Cash – Cash may include deposits allocated among banks insured by the Federal Deposit Insurance Corporation (“FDIC”) in amounts up to the insurance coverage maximum amount of $250,000. Cash may also include uninvested cash balances held by the Fund’s custodian.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (each, an “Acquired Fund”) in accordance with the Company Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of an Acquired Fund in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by an Acquired Fund. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

BEXIL INVESTMENT TRUST	Semi-Annual Report 2026 9

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

Investments in Real Estate Investment Trusts (“REITs”) – Dividend income is recorded based on the income included in distributions received from each REIT using published reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are determined by each REIT only after its fiscal year end, and may differ from the estimated amounts.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as practicable after the Fund is notified. Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed to have been incurred solely by the Fund are normally charged to the Fund in the entirety. Expenses deemed to have been incurred by the Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, or other related entities, are generally allocated based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with the Fund’s distribution policies and income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its shareholders substantially all of its taxable income and net realized gains. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2023-2025) or expected to be taken in the Fund’s 2026 tax returns.

The Fund may be subject to foreign taxation related to certain securities held by the Fund, income received, capital gains on the sale of securities, and currency transactions. Foreign taxes, if any, are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Operating Segments – The Fund operates and is managed as a single reportable segment with the primary investment objective to seek high current income and secondarily capital appreciation. The chief operating decision maker (“CODM”) of the Fund is the President and Portfolio Manager. The financial information in the form of the Fund’s portfolio composition, total returns, changes in net assets and expense ratios, which are used by the CODM to assess the Fund’s performance and to make operational decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “net assets” and significant segment expenses are listed on the accompanying statement of operations.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets, which may include undistributed realized gains. “Managed Assets” means the average weekly value of the Fund’s total assets, minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2026, the Fund’s reimbursements of such costs were $163,860 of which $90,850 and $73,010 was for compliance and accounting services, respectively.

10 Semi-Annual Report 2026	BEXIL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

Certain officers and trustees of the Fund are officers and managers of the Investment Manager. The Investment Manager, its affiliates, and certain trustees of the Fund own, in the aggregate, over 15% of the Fund’s outstanding shares pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares only with the prior approval of the Board.

Each Fund trustee who is not an employee of the Investment Manager or its affiliates is compensated by the Fund. These trustees receive fees for service as a trustee from the Fund and the other funds of which they are a director or trustee and for which the Investment Manager or its affiliates serve as investment manager. In addition, trustee out-of-pocket expenses are allocated to such funds which the Investment Manager or its affiliates serve as investment manager based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management. Expenses deemed to have been incurred solely by the Fund are normally charged to the Fund in the entirety.

3. DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS The tax character of distributions paid by the Fund for the six months ended June 30, 2026 and year ended December 31, 2025, are comprised of the following:

Tax characteristics of distributions:	2026	2025

Capital gains	$6,728,313	$12,930,174

The tax characteristics of the distributions paid for the six months ended June 30, 2026 are estimates based on information available at this time and may be subject to change. The classifications of these distributions for federal income tax purposes are expected to be determined after the Fund’s fiscal year ending December 31, 2026 and the exact amount is not estimable as of June 30, 2026.

As of December 31, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed realized gain	$8,611,078

Unrealized appreciation	140,119,535

$148,730,613

4. VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

● Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

● Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

● Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities (Common and Preferred Stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

BEXIL INVESTMENT TRUST	Semi-Annual Report 2026 11

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

The following is a summary of the inputs used as of June 30, 2026 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total

Investments, at value

Common stocks	$392,123,194	$-	$-	$392,123,194

Total Investments, at value	$392,123,194	$-	$-	$392,123,194

5. INVESTMENT TRANSACTIONS Purchases and proceeds from sales or maturities of investment securities, excluding short term investments, were $133,490,922 and $99,285,423, respectively, for the six months ended June 30, 2026. As of June 30, 2026, for federal income tax purposes, the aggregate cost of securities was $208,169,561 and net unrealized appreciation was $183,953,633, comprised of gross unrealized appreciation of $187,598,610 and gross unrealized depreciation of $3,644,977. The aggregate cost of securities for tax purposes will depend on the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

6. CREDIT AGREEMENT The Fund entered into a revolving credit agreement and other related agreements (collectively, as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) with The Huntington National Bank (“HNB”), the Fund’s custodian, under which HNB may make loans to the Fund in such amounts as the Fund may request. The maximum loan amount under the Credit Agreement is the lesser of: (i) $75,000,000 or (ii) 30% of the Fund’s daily market value, which market value may be decreased by the exclusion of certain Fund assets or asset classes, as HNB may decide from time to time in its sole discretion. The Fund pledges its securities and other assets as collateral to secure its obligations under the Credit Agreement and retains the risks and rewards of the ownership of such securities and other assets pledged.

Borrowings under the Credit Agreement bear an interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to 1.28% plus the greater of the Term Secured Overnight Financing Rate (SOFR) or 0.25%. An unused fee is charged equal to 0.125% per annum of the daily excess of the maximum loan amount over the outstanding principal balance of the loan. The Fund was charged origination fees and expenses of $97,354 upon the annual renewal of the Credit Agreement and such cost is amortized ratably through June 9, 2027, the maturity date of the Credit Agreement.

The outstanding loan balance under the Credit Agreement as of June 30, 2026 was $32,655,800. The weighted average interest rate and average daily amount outstanding under the Credit Agreement for the six months ended June 30, 2026 were 4.88% and $17,809,296, respectively. The maximum amount outstanding during the six months ended June 30, 2026 was $44,292,800.

7. SHARE TRANSACTIONS The Fund is authorized to issue an unlimited amount of $0.01 par value shares of beneficial interest. As of June 30, 2026, there were 12,943,342 shares outstanding. Share transactions for the following periods were:

Reinvestment of Distributions	Shares	Value

Six months ended June 30, 2026	5,801	$92,009

Year Ended December 31, 2025	11,357	$158,243

8. SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Company Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board. The Fund did not repurchase any of its shares during the six months ended June 30, 2026 and year ended December 31, 2025, respectively.

12 Semi-Annual Report 2026	BEXIL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

9. COMMITMENTS AND CONTINGENCIES To the maximum extent permitted by the Delaware Statutory Trust Act, as amended from time to time, and to the extent applicable, the Company Act, the Fund indemnifies its officers, trustees, and employees from certain liabilities that might arise from the performance of their duties for the Fund and, without requiring a preliminary determination of the ultimate entitlement to indemnification, may pay or reimburse reasonable expenses of the foregoing in advance of final disposition of a proceeding, in accordance with the terms of its governing documents and agreements. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications and/or limitations of liability with respect to, among others, the Investment Manager in accordance with the Fund’s investment management agreement.

The foregoing is not an exhaustive list of the Fund’s indemnification and other contingent obligations and is subject to the Fund’s governing documents, contracts, and other arrangements. The Fund maintains directors and officers/errors and omissions liability insurance which may limit the Fund’s exposure and may enable it to recover a portion of any future amounts paid in accordance with, and subject to the limits of, the policy. Notwithstanding the foregoing, the potential future payments the Fund could be required to make with respect to its indemnification and other contingent obligations is unlimited.

10. OTHER INFORMATION The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objectives and policies of the Fund.

BEXIL INVESTMENT TRUST	Semi-Annual Report 2026 13

FINANCIAL HIGHLIGHTS	(Unaudited)
Financial Statements

	Six Months Ended June 30, 2026	Year Ended December 31,
		2025	2024	2023	2022	2021
Per Share Operating Performance (1)
Net asset value, beginning of period	$23.66	$19.60	$18.88	$16.56	$20.25	$16.16
Income from investment operations:
Net investment income (loss)	(0.03)	(0.15)	0.01	0.07	0.21	0.14
Net realized and unrealized gain (loss) on investments	4.64	5.22	1.84	3.28	(2.87)	5.31

Total income (loss) from investment operations	4.61	5.07	1.85	3.35	(2.66)	5.45
Less distributions:
Net investment income	-	-	(0.16)	(0.06)	(0.20)	(0.29)
Capital gains	(0.52)	(1.00)	(0.91)	(0.94)	(0.75)	(0.98)
Return of capital	-	-	-	-	(0.05)	(0.05)

Total distributions	(0.52)	(1.00)	(1.07)	(1.00)	(1.00)	(1.32)
Fund share transactions
Effect of reinvestment of distributions	-	(0.01)	(0.06)	(0.03)	(0.03)	(0.04)

Total Fund share transactions	-	(0.01)	(0.06)	(0.03)	(0.03)	(0.04)

Net asset value, end of period	$27.75	$23.66	$19.60	$18.88	$16.56	$20.25

Market value, end of period	$17.13	$15.30	$12.43	$12.17	$11.09	$14.56

Total Return (2)
Based on net asset value	21.17%	29.72%	12.86%	24.51%	(10.95)%	37.52%
Based on market price	15.63%	32.28%	11.03%	19.85%	(17.06)%	42.04%
Ratios/Supplemental Data (3)
Net assets, end of period (000s omitted)	$359,122	$306,149	$253,303	$242,089	$211,012	$256,344
Ratios to average net assets of:
Total expenses (4) (5)	1.61%*	1.93%	1.61%	2.13%	1.98%	1.79%
Net expenses (6)	1.61%*	1.93%	1.61%	2.13%	1.77%	1.79%
Net investment income (loss)	(0.22)%*	(0.70%)	0.04%	0.41%	1.18%	0.71%
Portfolio turnover rate	29%	37%	37%	26%	42%	37%
Leverage analysis, end of period:
Outstanding loan balance (000s omitted)	$ 32,655	$ -	$ 8,739	$ 24,663	$ 37,100	$ 50,531
Asset coverage per $1,000 (7)	$ 11,997	$ -	$ 29,984	$ 10,816	$ 6,688	$ 6,073
Average commission rate paid	$ 0.0238	$ 0.0128	$ 0.0119	$ 0.0102	$ 0.0119	$ 0.0115

(1)	The per share amounts were calculated using the average number of shares outstanding during the period.

(2)

Total return on a market value basis is calculated assuming a purchase of shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect brokerage commissions, if any.

(3)	Expenses and income ratios do not include expenses incurred by the Acquired Funds in which the Fund invests.

(4)	“Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers and expense reductions.

(5)

The ratio of net expenses excluding interest expense and fees incurred from the use of leverage to average net assets was 1.29% for the six months ended June 30, 2026 and 1.39%, 1.32%, 1.40%, 1.30%, and 1.63% for the years ended December 31, 2025, 2024, 2023, 2022, and 2021, respectively.

(6)	“Net expenses” are the expenses of the Fund presented in the Statement of Operations after expense reductions.

(7)

Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness. For purposes of this calculation, the Credit Agreement is considered a senior security representing indebtedness.

*	Annualized.

See notes to financial statements.

14 Semi-Annual Report 2026	BEXIL INVESTMENT TRUST

The additional information below and on the following pages is supplemental and not part of the financial statements of the Fund.
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

The renewal of the investment management agreement (“IMA”) between Bexil Investment Trust (“Fund”) and the investment manager, Bexil Advisers LLC (“Investment Manager”), was unanimously approved by the Fund’s Board of Trustees (“Board”), including all of the Fund’s trustees who are not “interested persons” of the Fund (“Independent Trustees”) as defined under the Company Act at a meeting held on March 4, 2026 (“Meeting”). In considering the annual approval of the IMA, the Board considered a number of factors, including, among other things, information that had been provided at other meetings, as well as information furnished to the Board for the Meeting, both in the written materials as well as information otherwise provided by the Investment Manager during the Meeting. Such information included, among other things: information comparing the management fees and total expense ratio of the Fund with a peer group of broadly comparable funds as provided by Broadridge (“Broadridge”), an independent provider of investment company data, which uses information sourced from both Lipper and Morningstar as well as from company reports, financial reporting services, periodicals, and other sources; information regarding the Fund’s investment performance on an absolute basis and in comparison to, among other things, a relevant peer group of funds (“Peer Group”) and a benchmark index as provided by Broadridge; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results of operations, financial condition and business reputation; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation, including, without limitation, soft dollars; the Investment Manager’s management of relationships with the Fund’s custodian, transfer agent, pricing agents, brokers, and other service providers to the Fund; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Fund and the record of compliance with the compliance programs of the Fund, the Investment Manager, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the IMA; the Investment Manager’s gifts and entertainment log; the reasonableness and appropriateness of the fee paid by the Fund for the services described in the IMA and whether it represents a charge within the range of what would have been negotiated at arm’s length in light of the surrounding circumstances; the nature, extent, and quality of the investment management services provided by the Investment Manager; the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund; the character and amount of incidental or “fall-out” benefits (in addition to soft dollar benefits) received by the Investment Manager and its affiliates from its association with the Fund; and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board also reviewed in detail and at length the Investment Manager’s responses to the Board’s request for certain information related to, among other things: the Investment Manager’s general business, personnel, operations and financial condition; fees, profitability and the Investment Manager’s allocation of expenses in connection therewith, and financial information; trading information; Fund performance; how the soft dollar arrangements comport with applicable law; compliance and legal; and other related matters. The Board expressed its satisfaction with the Investment Manager’s responses to its request for such information.

In considering the nature, extent, and quality of the management services provided by the Investment Manager, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the IMA. The Board also took into account the time and attention devoted by management to the Fund. In this regard, the Board noted that the Investment Manager is responsible for, among other things, overseeing the selection of investments for the Fund, making investment decisions for the Fund, monitoring the investment operations and composition of the Fund, and, in connection therewith, monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as the Fund’s compliance with applicable law; monitoring brokerage selection, commissions and other trading costs, quality of execution, and other brokerage matters; and implementing the Board’s directives as they relate to the Fund. Further, the Board considered that the Investment Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund. The Board considered the portfolio management of the Fund, evaluated the level of skill required to manage the Fund and concluded that the resources available at the Investment Manager are appropriate to effectively fulfill its duties on behalf of the Fund. The Board also discussed the Investment Manager’s views with regard to succession planning. The Board noted that the Investment Manager has managed the Fund for several years and is, together with its affiliates, a substantial investor in the Fund. The Board indicated its belief that a long term relationship with capable, conscientious personnel is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund. In this regard, Mr. Thomas Winmill, as the portfolio manager of the Fund and Chairman of the Investment Policy Committee of the Investment Manager, stated that the investment philosophy and/or investment process applied in managing the Fund had not changed since the Board’s prior annual review of the IMA. The Board also considered the Investment Manager’s in-house

See notes to financial statements.

BEXIL INVESTMENT TRUST	Semi-Annual Report 2026 15

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

research capabilities as well as third-party resources available to the Investment Manager’s personnel, including research and brokerage services that may be available to the Investment Manager as a result of securities transactions effected for the Fund. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objectives and policies. In its review of comparative information with respect to the Fund’s investment performance, the Board received information from Broadridge comparing the Fund’s investment performance (i) on an absolute basis, (ii) to that of its Peer Group and a benchmark index, each of which was selected by Broadridge, and (iii) to that of the S&P 500 TR Index. Broadridge also provided supplemental Lipper and Morningstar information and benchmark indices which were discussed. The Board engaged in a lengthy discussion regarding the appropriateness of the Peer Group for the Fund.

After reviewing performance information with respect to the Fund, the Board observed that the Fund’s total return (i) outperformed its benchmark index provided by Broadridge in the one, two, three, four, five, and ten year periods ended December 31, 2025; (ii) outperformed the S&P 500 TR Index in the one year period, but underperformed in the two, three, four, five, and ten year periods, ended December 31, 2025; (iii) outperformed the median total return of its Peer Group in the one, two, three, four, five, and ten year periods ended December 31, 2025; and (iv) outperformed the average total return of its Peer Group in the one, two, three, four, five, and ten year periods, ended December 31, 2025. The Board then concluded that the Fund’s performance was within a range that it deemed competitive.

With respect to its review of the fees payable under the IMA, the Board considered information from Broadridge comparing the Fund’s management fee and expense ratio to those of its Peer Group. The Board observed that the Fund’s management fee based on common and leveraged assets is lower than the median in its Peer Group and its total expense ratio based on common and leveraged assets is also lower than the median in its Peer Group, and the Board discussed the contributing factors thereof. The Board concluded that the Fund’s management fee and total expense ratio are reasonable in light of the quality of services received and the level of assets managed. The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provides to the Fund. The Board recognized that the Fund’s management fee does not include ‘breakpoints,’ which would result in lower incremental advisory fee rates as its assets increase. The Board considered that the Fund is a closed end fund that does not continuously offer shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

The information provided assisted the Board in concluding that the management fee paid by the Fund is within the range of those paid by comparable funds within the fund industry and is fair and reasonable in light of the quality of services received and the level of assets managed. Further, the Board concluded that the Investment Manager’s management fee bears a reasonable relationship to the services rendered and represents a charge within the range of what would have been negotiated at arm’s length in light of the surrounding circumstances.

The Board noted that performance and expense ratios are only two of the factors that it deems relevant to its consideration of an investment management agreement and that, after considering all relevant factors, it can reach a decision to renew the IMA notwithstanding the Fund’s underperformance and high expenses over certain periods.

The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from its association with the Fund. The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as increased ability to obtain research services, appear to be fair and reasonable and may benefit the Fund.

The Board also considered the profitability of the Investment Manager from its association with the Fund, including historical profitability information. In this regard, the Board considered the costs of the services provided, and the profits realized, if any, by the Investment Manager in connection with the operation of the Fund and was satisfied that the profitability was not excessive under the circumstances. In addition, the Board considered the financial stability of the Investment Manager during its deliberations.

The Independent Trustees then challenged the Chairman on a variety of matters concerning the renewal of the IMA, including, without limitation, questions concerning strategy, revenues, potential conflicts, priorities and related matters. A lengthy discussion followed. The Board did not consider any single factor as controlling in determining whether or not to renew the IMA. In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in a Fund that is part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Trustees, concluded that the approval of the IMA, including the fee structure, is in the best interests of the Fund.

16 Semi-Annual Report 2026	BEXIL INVESTMENT TRUST

POLICIES AND UPDATES	(Unaudited)
Additional Information

Investment Objectives and Policies

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its primary investment objective of high current income and secondary objective of capital appreciation by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities. These securities may include dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies, exchange traded funds organized as investment companies or otherwise, real estate investment trusts (“REITs”), depositary receipts, and other equity related securities (“Income Generating Equity Securities”). There can be no assurance that the Fund will achieve its objectives.

The fixed income securities (“Debt Securities”) in which the Fund may invest include high yield, high risk securities which are rated below investment grade, including the lowest rating categories, or are unrated but are determined by the Investment Manager to be of comparable quality, and are considered speculative and subject to certain risks that may be greater than those of higher rated securities. Securities rated below investment grade are those rated below “Baa” by Moody’s or below “BBB” by S&P. The Fund normally will not invest more than 50% of its total assets in below investment grade Debt Securities, commonly known as junk bonds. Certain Income Generating Equity Securities in which the Fund may invest, including convertible securities and preferred stocks, may also be rated below investment grade and generally will have characteristics similar to those of lower rated Debt Securities. The Fund will not, however, normally invest in convertible securities rated below “C” by Moody’s or “CC” by S&P. Such investments are in addition to investments in below investment grade Debt Securities.

The Fund is permitted to invest in shares of registered investment companies, including money market fund shares, to the extent permitted by the Company Act. Investment company shares held by the Fund may be deemed by the Investment Manager to be Income Generating Equity Securities, Debt Securities (such as money market fund shares), or otherwise, depending on the income generation, objectives, policies, holdings, or similar criteria of the investment company. In accordance with the Company Act, the Fund normally will be limited in the amount the Fund and its affiliates can invest in any one investment company to 3% of the investment company’s total outstanding stock. As a result, the Fund may hold a smaller position in such investment company than if it were not subject to this restriction. To comply with provisions of the Company Act, on any matter upon which the Fund is solicited to vote as a shareholder in an investment company in which it invests, the Investment Manager normally seeks to vote such shares in the same general proportion as shares held by other shareholders of that investment company. The Fund does not invest in any investment companies managed by the Investment Manager or its affiliates. Investment companies typically incur advisory fees and other expenses. The Fund, as a shareholder, will indirectly bear its pro rata portion of such fees and expenses in addition to the Fund’s direct fees and expenses.

In seeking to enhance returns, the Fund may employ leverage to the extent permitted under the Company Act. The Fund may also buy and sell put and call options. The Fund may trade securities actively in pursuit of its investment objectives. The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

The Fund may, from time to time, make temporary investments for defensive purposes that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions, pending investment of the proceeds of sales of portfolio securities, pending investment of the proceeds from Fund share offerings, or at other times when suitable investments are not otherwise available. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objectives.

Investment Strategy

When allocating the Fund’s assets between Income Generating Equity Securities and Debt Securities, the Investment Manager focuses on the Fund’s objective of high current income, with capital appreciation as a secondary objective, and accordingly seeks to evaluate relative yields and potential for capital appreciation, as well as associated risks, on macroeconomic levels, by sector, and by specific security.

When selecting Income Generating Equity Securities for the Fund, the Investment Manager will normally emphasize primarily those offering high current income and secondarily potential for capital appreciation. In evaluating investments, the Investment Manager will typically apply fundamental investment analysis, which may consider yield, financial strength, profitability, growth potential, and risks, in view of market valuation and relative strength, as well as other considerations, such as market, sector, or industry diversification, to select the Fund’s specific portfolio securities. Except for securities issued or guaranteed by the U.S. government

BEXIL INVESTMENT TRUST	Semi-Annual Report 2026 17

POLICIES AND UPDATES	(Unaudited)
Additional Information

or other issuers not considered to be members of any industry, at the time a transaction is effected the Fund will not concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry.

When selecting Debt Securities for the Fund, the Investment Manager will seek investments that offer a high level of current income consistent with reasonable risk in light of the nature of the investments. Debt Securities under consideration for the Fund’s portfolio normally will be analyzed by the Investment Manager based on fundamental factors, including yield, financial and operating strength, and risk, and other considerations, including marketability, relative value characteristics, and general credit trends. The Fund will generally invest in such securities presenting, in the Investment Manager’s opinion, the potential for investment returns consistent with the Fund’s investment objectives.

The Investment Manager generally considers a variety of factors when determining whether to sell a security in the Fund’s portfolio and may sell a security at any time in its discretion. An investment is typically sold when its potential to meet the Fund’s investment objectives is deemed by the Investment Manager to be limited or exceeded by another potential investment or when it no longer appears to meet the Fund’s investment objectives.

The following is additional information about the securities in which the Fund may invest and the investment techniques the Fund may use.

Income Generating Equity Securities. Equity securities include common stocks, preferred stocks, and convertible securities. Inasmuch as the Fund’s primary investment objective is to seek high current income and capital appreciation is a secondary objective, when selecting equity securities for investment, the Investment Manager typically will focus primarily on a security’s income paying capacity, and secondarily on its potential for capital appreciation. The Fund may hold or have exposure to equity securities of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. The equity securities in which the Investment Manager expects to invest on behalf of the Fund consist primarily of common stocks and preferred stocks.

Common Stock. Common stock represents an equity ownership interest in a corporation, typically providing voting rights and entitling the holder to a share of the company’s success through dividends and/or capital appreciation. In the event of liquidation, common shareholders have rights to a company’s remaining assets after bond holders, other debt holders, and preferred shareholders have been paid in full. Typically, common shareholders are entitled to one vote per share to elect the company’s board of directors (although the number of votes is not always directly proportionate to the number of shares owned). Common shareholders also normally receive voting rights regarding other company matters, such as mergers and other extraordinary matters.

Preferred Stock. Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock. Some preferred stock offers a fixed rate of return with no maturity date. Preferred stock with no maturity may perform similarly to long term bonds, and can be more volatile than other types of preferred stock with heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects or to fluctuations in the equity markets. Unlike common stock, preferred stock does not usually have voting rights absent the occurrence of specified events; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of issuers of the preferred stocks in which the Fund invests.

Debt Securities. A debt security represents money borrowed that must be repaid. Debt securities include bonds, bills, notes, debentures, commercial paper, and other debt obligations. Unlike common and preferred stock, a debt security does not represent an equity interest in the issuer. However, a debt security has a priority of claim over common shareholders if the issuer is liquidated. The Fund may invest in a wide variety of Debt Securities, although the Investment Manager anticipates, under normal market conditions, the Debt Securities in which the Fund invests will be primarily corporate bonds and U.S. government securities.

Corporate Bonds. Corporate bonds are debt obligations issued by U.S. and foreign corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured corporate debt includes, but is not limited to, real

18 Semi-Annual Report 2026	BEXIL INVESTMENT TRUST

POLICIES AND UPDATES	(Unaudited)
Additional Information

property, machinery, equipment, accounts receivable, stocks, bonds, or notes. If a corporate bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred shareholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred, or have payment-in-kind features. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes, and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Included among the obligations issued by agencies and instrumentalities and government sponsored enterprises of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”), instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks), and instruments that are supported only by the credit of the instrumentality (such as Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) bonds). Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market price of the securities.

Below Investment Grade Securities. Below investment grade securities are securities rated below investment grade quality (lower than Baa by Moody’s or lower than BBB by S&P or comparably rated by another rating agency or the Investment Manager). Below investment grade securities are commonly referred to as

“junk bonds.” Such securities are considered to have speculative elements, with higher vulnerability to default than corporate securities with higher ratings. Subsequent to its purchase by the Fund, an issue of rated securities may cease to be rated or its rating may be reduced below its rating when purchased by the Fund. Neither event will require sale of such securities by the Fund, although the Investment Manager may consider such event in its determination of whether the Fund should continue to hold the securities.

The ratings of Moody’s, S&P, and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.

Investment Grade Securities. Investment grade debt securities are securities of medium to high quality that are rated Baa or higher by Moody’s, BBB or higher by S&P, or comparably rated by another rating agency or, if unrated, are deemed by the Investment Manager to be of comparable quality. Moody’s deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies, including closed end funds, open end funds, exchange-traded funds (“ETFs”), business development companies (“BDCs”), and unit investment trusts, to the extent permitted by the Company Act. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

The Fund may lose money by investing in securities of other investment companies, including money market mutual funds. Generally, money market mutual funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including U.S. government obligations, bank obligations and short-term corporate debt instruments. An investment in a money market mutual

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fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of a money market mutual fund may be affected by changes in interest rates, credit ratings of the investments, and recent changes in SEC rules governing money market funds. If a significant amount of the Fund’s assets are invested in money market mutual funds, it may be more difficult for the Fund to achieve its investment objective.

In addition, investing in other investment companies involves certain other risks, costs, and expenses for the Fund. To the extent that the Fund invests in the securities of other investment companies, the Fund’s shareholders will indirectly bear a pro rata share of the investment company’s expenses in addition to the expenses associated with an investment in the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Closed end funds, ETFs, and BDCs differ from open end funds in that they do not redeem their shares at the option of the shareholder and generally list their shares for trading on a securities exchange. In comparison to open end funds, closed end funds, ETFs, and BDCs have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities. Shares of closed end funds frequently trade at a discount from their net asset value (“NAV”). An investment in the shares of a closed end fund may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the issuers’ portfolio securities. BDCs are vehicles whose principal business is to invest in, lend capital to, or provide services to privately held companies.

Exchange-Traded Funds. The Fund may invest in ETFs. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities. Most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index that they seek to track, although some are actively managed. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.

An investment in an ETF involves risks similar to investing directly in the component securities of the ETF, including the risk that the value of the component securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index.

Typically, ETFs bear their own operational expenses, reducing its NAV and dividends potentially payable to investors. To the extent that the Fund invests in ETFs, the Fund’s shareholders will indirectly bear a pro rata share of the ETF’s expenses in addition to the expenses associated with an investment in the Fund. Typically, ETFs are investment companies. However, the term is used in the industry in a broad way to include securities issued by entities that are not investment companies. To the extent an ETF is an investment company, the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies will apply.

Business Development Companies. BDCs are a type of closed end company regulated under the Company Act, which typically invest in and lend to small and medium-sized private companies that may lack access to public equity markets for capital raising. Under the Company Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. In addition, BDCs are required to make available significant managerial assistance to the issuers of such securities.

Real Estate Investment Trusts. The Fund may invest in REITS, which pool investors’ capital to purchase or finance real estate. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to

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shareholders provided they comply with the applicable requirements of the Code.

Foreign Securities. The Fund may invest in debt and equity securities of corporate, governmental, and supra-national issuers located outside the United States, including issuers in developed and emerging markets. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks, and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter (“OTC”) capital markets.

Depositary Receipts. The Fund may make foreign investments through the purchase and sale of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the underlying shares they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities issued by foreign issuers. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. The Fund may invest in sponsored or unsponsored ADRs. “Sponsored” ADRs are issued jointly by the issuer of the underlying security and a depository, whereas “unsponsored” ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information about the issuer of the security and the market value of an unsponsored ADR. Investments in depositary receipts also involve risks similar to those accompanying direct investments in foreign securities.

Securities Lending Transactions. The Fund may lend portfolio securities or other assets for a fee or other benefit to brokers, dealers, and other financial institutions, including in accordance with and subject to the terms of the Fund’s credit agreement. By lending its portfolio securities, the Fund may attempt to increase its income through the receipt of a fee or other benefit based on the value of the securities loaned. During the course of the loan, the Fund continues to receive the equivalent of the interest, dividends, or other distributions paid by the issuer of the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and also may have the opportunity to earn a fee or other benefit on the amount of the loan and on the loaned securities’ collateral. The Fund would have the right to call the loan and obtain the securities loaned normally at any time. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Investment Manager’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. The loan would be continuously secured by collateral consisting of cash, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, bank letters of credit, other acceptable collateral, or any combination thereof, at all times equal to at least the market value of the assets loaned. Including such collateral as part of the Fund’s total assets, the securities on loan normally will not exceed one-third of its total assets. In connection with its securities lending transactions, the Fund may return to the borrower or pay a third party which is acting as a “placing broker,” some or all of the income earned from the investment of collateral received for securities loaned. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets loaned should the borrower fail financially or otherwise violate the terms of the lending agreement. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (i) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (ii) possible subnormal levels of income and lack of access to income during this period, and (iii) expenses of enforcing its rights. The Fund may also experience losses as a result of the diminution in value of its cash collateral investments. Any loan made by the Fund will typically provide that it may be terminated by either party upon reasonable notice to the other party.

Future Developments. From time to time, the Fund may also invest in certain Income Generating Equity Securities, Debt Securities,

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or other investment assets that have features other than those that are typical for such investments and which have in the past been offered or may be offered in the future. In the past, for example, securities have been issued to replicate the performance of a certain component or components of a particular security or combination of securities and/or to hedge or reduce the risks associated with certain securities or market trends. The Fund may invest in these investments if the Investment Manager believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these investments may be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these investments may present other risks, such as high price volatility. The unavailability of such innovative investments may adversely affect the Fund’s ability to achieve its investment objectives.

Temporary Investments. The Fund may make temporary investments for defensive purposes that are inconsistent with the Fund’s principal investment strategies in response to adverse market, economic, political, or other conditions, pending investment of the proceeds of sales of portfolio securities, pending investment of the proceeds from Fund share offerings, or at other times when suitable investments are not otherwise available. In addition to money market funds, money market instruments, and cash, the Fund is permitted to temporarily invest without limit in: (i) debt securities issued by the U.S. government, its agencies or instrumentalities; (ii) commercial paper; (iii) certificates of deposit or bankers’ acceptances; and (iv) repurchase agreements with respect to any of the foregoing investments. It is impossible to predict if, or for how long, the Fund will use any of such temporary defensive strategies.

Leverage

The Fund may borrow for leverage to the maximum extent permitted under the Company Act. The Fund may obtain leverage through indebtedness (including through the use of reverse repurchase agreements, firm commitment agreements, standby commitment agreements, short sales, written options, futures, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps and other derivative transactions, loans of portfolio securities, and when-issued, delayed delivery, and forward commitment transactions), the issuance of short-term debt securities, or the issuance of shares of preferred stock (collectively, “Senior Securities”). The Company Act generally prohibits the Fund from engaging in most forms of leverage other than preferred shares, unless immediately after the borrowing, the Fund has satisfied the asset coverage test with respect to Senior Securities representing indebtedness prescribed by the Company Act – that is, the value of the Fund’s total assets less liabilities (other than the leverage and other Senior Securities) is at least 300% of the principal amount of such leverage and other Senior Securities (i.e., effectively limiting the use of such leverage and other Senior Securities representing indebtedness to 33 1/3 % of the Fund’s total assets, including assets attributable to the leverage and other Senior Securities). The Fund may (but is not required to) cover its commitments under derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions (e.g., the Fund may offset its contractual obligation to deliver a security by purchasing a second contract pursuant to which the Fund will obtain the same or a substantially similar security on the same date) or by owning positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the Company Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to forms of leverage (other than preferred shares) used by the Fund.

Under the Company Act, the Fund is not permitted to issue new preferred shares unless immediately after such issuance, the value of the Fund’s total assets is at least 200% of the liquidation value of outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any Senior Securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of Senior Securities representing indebtedness may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets satisfies the above-referenced 200% coverage requirement.

The net proceeds of the offering of any Senior Securities will be invested in accordance with the Fund’s investment objectives and policies. The Fund seeks a leverage ratio, based on a variety of factors including market conditions and the Investment Manager’s market outlook, where the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage.

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The Fund has used investment leverage in the past and is currently using leverage; however, there can be no assurance that the Fund will continue to engage in any leveraging techniques. The Fund may enter into transactions that may give rise to other forms of leverage including, among others, derivative transactions, loans of portfolio securities, and when-issued, delayed delivery and forward commitment transactions. These other forms of leverage are not included in the Fund’s fundamental investment restrictions discussed above. Although it has no current intention to do so, the Fund may also determine to issue preferred shares to add leverage to its portfolio.

Other Investment Practices

Illiquid and Restricted Securities. An illiquid investment is an investment that the fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investment. The Fund may invest without limit in illiquid securities, including securities with legal or contractual conditions or restrictions on resale, repurchase agreements maturing in greater than seven days, and other securities which are not readily marketable. Investing in such securities entails certain risks. The primary risk is that the Fund may not be able to dispose of a security at the desired price at the time it wishes to make such disposition. In addition, such securities often sell at a discount from liquid and freely tradable securities of the same class or type, although they are also usually purchased at an equivalent discount, which enhances yield while the securities are held by the Fund. In the absence of readily available market quotations, illiquid securities will be valued at fair value as determined in good faith and pursuant to a method approved by the Board. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.

The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”). The restriction on public sale may make it more difficult to value such securities, limit the Fund’s ability to dispose of them, and lower the amount the Fund could realize upon their sale. Before they are registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Rule 144A under the Securities Act establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis before delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates and other factors. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Although the Fund will enter into when-issued or delayed delivery transactions with the intention of acquiring the securities, the Fund may sell the securities prior thereto for investment reasons, which may result in a gain or loss. The Fund may purchase securities on a when-issued or delayed delivery basis without complying with the asset coverage and other requirements noted above, provided it segregates assets consistent with SEC guidance, or otherwise covers its obligations under the instruments. Failure of the issuer to deliver the security may result in the Fund incurring a loss or missing an opportunity to make an alternative investment.

Investment Restrictions

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, voting as a single class, and the approval of the holders of a majority of the Fund’s preferred stock, if any, voting as a separate class. All other policies and investment restrictions referred to herein are not fundamental policies of the Fund and may be changed by the Fund’s Board of Trustees without shareholder approval. A “majority of the Fund’s outstanding voting securities” for this purpose and under the Company Act means the lesser of (1) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. The Fund may not:

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(1)

Purchase or sell real estate, except (a) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (b) that the Fund may invest in securities of issuers that deal or invest in real estate, and (c) that the Fund may purchase securities secured by real estate or interests therein;

(2)

Purchase or sell commodities, except (a) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, and (b) that the Fund may engage in commodities, financial, and currency futures contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool or a commodity pool operator under the Commodity Exchange Act;

(3)	Borrow money or issue senior securities, as defined in the Company Act, except as permitted by the Company Act;

(4)

Lend securities or make loans to others, except to the extent permitted under the Company Act. For purposes of this investment restriction, the purchase of debt obligations (including acquisition of loans, loan participations or other forms of debt instruments) and other securities and instruments and the entry into repurchase agreements and similar arrangements shall not constitute loans by the Fund;

(5)

Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with buying, selling or otherwise transacting in portfolio securities and in connection with mergers, acquisitions, spin-offs, reorganizations, and other transactions involving the Fund; or

(6)

Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or other issuers not considered to be members of any industry by applicable authority, or repurchase agreements collateralized by any of such securities).

Although not a part of the Fund’s fundamental investment restriction, it is the current position of the U.S. Securities and Exchange Commission (“SEC”) staff that a fund’s investments are concentrated in an industry when 25% or more of the fund’s net assets are invested in issuers whose principal business is in that industry.

Except as otherwise noted, the percentage restrictions set forth above, as well as those contained elsewhere herein, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than action by the Fund will not require the Fund to dispose of portfolio securities or take other action to satisfy the percentage restriction (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

Principal Risks

Share Trading Risk – The Fund’s shares are quoted on the OTC Market and may have less trading volume and liquidity, greater trading spreads, increased market discount to NAV of the Fund’s shares, and fewer governance, shareholder meeting, and reporting requirements than might be the case if the shares were listed on a national securities exchange.

Market Risks – An investment in the Fund is subject to market risk, including the possible loss of the entire principal amount. An investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the shares during periods in which the Fund utilizes leverage.

Leverage Risk – The Fund from time to time may borrow under its credit agreement to increase the assets in its investment portfolio over its net assets, a practice called leverage. Money the Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets. Leverage borrowing creates an opportunity for increased return but, at the same time, involves special risk considerations. Leverage increases the likelihood of greater volatility of the NAV and market price of the Fund’s shares. If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders. There is no assurance that a borrowing strategy will be successful during any period in which it is employed. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure its obligations under the credit agreement decline in value, the Fund may be required to pledge additional assets

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in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the credit agreement, which may reduce the Fund’s investment flexibility over the pledged securities. Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.

Foreign Securities Risk – Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

Sector Risk – To the extent the Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector, and therefore the Fund, to a greater extent than if the Fund’s investments were diversified across different sectors.

An Investment in the Fund is Not a Bank Deposit – It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program and you could lose money by investing in the Fund.

Growth Securities Risk – The Fund may invest in companies that the Investment Manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other securities and may involve special risks.

If the Investment Manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, thereby reducing the Fund’s returns. In addition, because different types of securities tend to shift in and out of favor depending on market and economic conditions, “growth” securities may perform differently from the market as a whole and other types of securities.

Small Capitalization – The Fund may invest in companies that are small or thinly capitalized and may have a limited operating history. Investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable to adverse business or economic developments than stocks of larger companies. The securities of small capitalization companies generally are less liquid and have narrower product lines, more limited financial resources, and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies. During broad market downturns, the Fund’s NAV may fall further than those of funds investing in larger companies. Full development of small capitalization companies takes time, and for this reason, among others, the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Medium and Large Capitalization – Compared to small capitalization companies, medium and large capitalization companies may be less responsive to business changes and opportunities. At times, the stocks of large capitalization companies may lag other types of stocks in performance. Compared to large capitalization companies, medium capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Pricing – Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

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Security Selection – The securities selected for the Fund’s portfolio may decline in value. The Investment Manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities, or other matters. As a result, the Fund may underperform the markets, its benchmark index or other funds with the same objective or in the same asset class.

Active Trading – The Fund may trade securities actively. This strategy could increase transaction costs, reduce performance, and result in increased taxable distributions, which could lower the Fund’s after tax performance.

Distributions – At any time, the Fund’s NAV may reflect undistributed net investment income, undistributed net realized capital gains, and/or net unrealized appreciation. To the extent the market price of the Fund’s shares reflects such amounts, an investor who purchases shares shortly before a distribution may pay a market price that effectively includes the value of the forthcoming distribution and, when the distribution is paid, may incur tax on the distribution (unless the investor is investing through a tax-deferred account), even though, in economic terms, the distribution may represent a return of a portion of the investor’s purchase price (“buying a dividend”).

Amounts representing undistributed net investment income and undistributed net realized capital gains are not liabilities of the Fund. Such amounts are reflected in the Fund’s net assets (and therefore NAV) and do not constitute an obligation of the Fund to make a distribution unless and until a distribution is declared by the Board, at which time the Fund will normally record a liability for the declared distribution until it is paid. The management fee payable by the Fund to the investment adviser is based on the Fund’s “managed assets,” defined as the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, with such liabilities excluding (for purposes of this calculation) debt relating to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. Because undistributed net investment income and undistributed gains are not liabilities, they are not deducted in calculating managed assets and therefore are included in the base on which the management fee is computed.

Cybersecurity Risk – With the widespread use of technologies such as the Internet, cloud computing and AI-enabled systems to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Recent Market Events – U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels and wars in Europe and in the Middle East. Uncertainties regarding interest rate levels, political events, potential trade restrictions and tariffs, global geopolitical conflicts, and the possibility of a national or global recession have also contributed to market volatility.

Material Changes

The following information in this shareholder report is a summary of certain changes since the most recent shareholder report. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Since the most recent shareholder report, there have been no material changes to: (i) the Fund’s investment objectives, principal investment policies or strategies that have not been approved by shareholders, (ii) principal risk factors associated with investment in the Fund, (iii) the person(s) who are primarily responsible for the day-to-day management of the Fund; or (iv) the Fund’s governing documents that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

Notwithstanding the foregoing, the Fund has filed a proxy statement asking shareholders to (i) approve the reclassification of the Fund’s investment objective from a fundamental policy of the Fund (which may only be changed with the approval of shareholders) to a non-fundamental policy (which may be changed by the Board of Trustees of the Fund without shareholder approval); and (ii) re-approve the subclassification of the Fund as a “non-diversified” fund.

Governing Documents

Certain provisions in the Fund’s governing documents could have the effect of, among other things, depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a proxy fight, tender offer, or

26 Semi-Annual Report 2026	BEXIL INVESTMENT TRUST

POLICIES AND UPDATES	(Unaudited)
Additional Information

similar effort or bringing litigation against the Fund and/or any trustee, officer, employee or affiliate thereof. For more information, please refer to the governing documents of the Fund, which are on file or are expected to be filed with the SEC and available on the Fund’s website www.BexilInvestmentTrust.com.

Limitations on Ownership

Article II of the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) currently limits the ability of persons to own more than 4.99% of the Fund’s outstanding shares without the Board’s prior approval (“4.99% Share Limitations”). The 4.99% Share Limitations may assist the Board to better defend against takeover activities, such as to defend against arbitrageurs attempting to make a short term profit in Fund shares while trading at a discount to NAV potentially at the expense of long term investors. The 4.99% Share Limitations also are intended to have the effect of impeding or discouraging a merger, tender offer, or proxy contest.

The Declaration generally restricts any person from attempting to purchase or otherwise acquire (an “Acquisition”), without the Trustees’ prior approval, any direct or indirect interest in the Fund’s shares (or, if issued in the future, options, warrants, or other rights to acquire Fund shares or securities convertible or exchangeable into them), if the Acquisition would either (1) cause such person to become either an owner (within the meaning of Section 382 of the IRC) or a beneficial owner (within the meaning of Section 13 of the Securities Exchange Act of 1934 (the “Exchange Act”)), and the rules and regulations promulgated thereunder and exemptions granted therefrom, all as amended from time to time, of greater than 4.99% of the Shares, (a “Five Percent Shareholder”) or (2) increase the percentage of Shares owned by a Five Percent Shareholder. Rule 13d-3 under the Exchange Act provides that “[f]or the purposes of sections 13(d) and 13(g) of the [Exchange] Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (1) Voting power which includes the power to vote, or to direct the voting of, such security; and/or, (2) Investment power which includes the power to dispose, or to direct the disposition of, such security.”

The Declaration provides that any Acquisition attempted to be made in violation of the 4.99% Share Limitations will be null and void ab initio to the fullest extent permitted by law and contains detailed terms that seek to achieve that result. The Declaration also provides that any person who knowingly violates the 4.99% Share Limitations, or any persons in the same control group with such a person, shall be liable to the Fund for, and shall indemnify and hold it harmless against, any and all damages suffered as a result of the violation, including damages resulting from a reduction in or elimination of the Fund’s ability to use its current or potential capital loss carryovers under Section 1212 of the IRC from previous taxable years and unrealized capital losses in its portfolio and attorneys’ and auditors’ fees incurred in connection with such violation.

Additional Offerings

Previously, the Fund has issued additional shares of beneficial interest through rights offerings. In the future, subject to market conditions, the Fund may raise additional equity capital from time to time in varying amounts and utilizing various offering methods. While raising additional equity capital by selling new shares may allow the Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it also entails risks — including NAV and voting dilution, and that the issuance of additional shares of beneficial interest may reduce the premium or increase the discount at which the Fund’s shares trade to NAV in the secondary market.

Future offerings, if any, are normally described in a registration statement which contains detailed information regarding the offering and should be reviewed carefully before investing. This report is not an offer to sell Fund shares and is not a solicitation of an offer to buy Fund shares in any jurisdiction where the offers or sales are not permitted.

Escheatment/Inactive Accounts

If shareholder-initiated contact does not occur on your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets of your account may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law. NOTE: If you fail to initiate such contact, your property will be escheated to your last known state of residency after which you will need to claim the property from that state.

BEXIL INVESTMENT TRUST	Semi-Annual Report 2026 27

DISTRIBUTIONS	(Unaudited)
Additional Information

2026 Quarterly Distribution Dates

Declaration	Record	Payment

March 2	March 16	March 26

June 1	June 15	June 26

September 1	September 16	September 28

December 1	December 15	December 28

HISTORICAL DISTRIBUTION SUMMARY*

PERIOD	Investment Income	Return of Capital	Capital Gains	Total

Six months ended June 30, 2026**	$0.00	$0.00	$0.52	$0.52

2025	$0.00	$0.00	$1.00	$1.00

2024	$0.16	$0.00	$0.91	$1.07

2023	$0.06	$0.00	$0.94	$1.00

2022	$0.20	$0.05	$0.75	$1.00

2021	$0.29	$0.05	$0.98	$1.32

2020	$0.03	$0.45	$0.52	$1.00

2019	$0.21	$0.59	$-	$0.80

2018	$0.11	$0.12	$0.47	$0.70

2017	$0.39	$0.12	$0.09	$0.60

2016	$0.23	$0.77	$-	$1.00

2015	$0.26	$1.37	$-	$1.63

2014***	$1.63	$-	$-	$1.63

2013***	$1.16	$0.47	$-	$1.63

2012	$0.56	$1.07	$-	$1.63

2011	$1.00	$0.76	$-	$1.76

2010	$1.40	$0.24	$-	$1.64

2009	$1.56	$0.08	$-	$1.64

2008	$2.36	$1.08	$-	$3.44

2007	$3.36	$1.20	$-	$3.56

2006	$3.72	$-	$-	$3.72

2005	$2.12	$1.88	$-	$4.00

2004	$2.16	$1.84	$-	$4.00

2003	$2.44	$1.56	$-	$4.00

2002	$2.64	$1.84	$-	$4.48

2001	$2.60	$2.36	$-	$4.96

2000	$3.20	$1.76	$-	$4.96

1999	$3.44	$1.40	$0.12	$4.96

From June 29, 1998 to November 30, 1998	$1.64	$-	$-	$1.64

*  The Fund implemented a 1-for-4 reverse stock split with an ex-date of December 10, 2012. Prior period distribution amounts have been restated to reflect the impact of the reverse stock split.

**  The classifications of these distributions for federal income tax purposes will be determined after the Fund’s fiscal year ending December 31, 2026. This is only an estimate based on information available at this time and is subject to change. Actual amounts may be re-characterized among net investment income, capital gains, and return of capital for tax purposes after the 2026 fiscal year end, although the exact amount is not estimable at June 30, 2026.

***  Includes net capital gains recognized in the year and distributable as ordinary income in accordance with tax regulations.

Distribution Policy

The Fund’s quarterly distributions reflect the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow per share. There is no guarantee that the Fund’s current distribution policy will reduce or eliminate the Fund’s market price discount to its NAV per share, if any, and the Fund’s trustees have no fiduciary duty

28 Semi-Annual Report 2026	BEXIL INVESTMENT TRUST

DISTRIBUTIONS	(Unaudited)
Additional Information

to take action, or to consider taking any action, to narrow any such discount. The distribution policy and the distribution amount may be amended, suspended, or terminated at any time without prior notice.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each tax year can be finally determined only as of the end of the Fund’s tax year. However, under Section 19 of the Company Act, and related rules, the Fund may be required to indicate to shareholders the source of certain distributions to shareholders. The information provided in those notices does not represent information for tax reporting purposes. Earnings and profits on a tax basis may differ.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s distribution policy. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, and other risks discussed in the Fund’s filings with the Securities and Exchange Commission.

Distributions may be paid in part or in full from the Fund’s net investment income, realized capital gains, and by returning capital, or a combination thereof. To the extent that the Fund has estimated that it has distributed more than its income and net realized capital gains, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Additionally, a return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund, thereby increasing the shareholder’s potential gain or reducing its potential loss on the subsequent sale of those shares.

The amounts and sources of distributions reported in the Fund’s 19(a) notices are only estimates based on book earnings, are likely to change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

The Fund intends to send shareholders a Form 1099-DIV for the calendar year that will instruct you how to report these distributions for federal income tax purposes.

Terms and Conditions of the 2026 Amended Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares (the “Shares”) of Bexil Investment Trust (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”),

unless the Shareholder specifically elects to receive all dividends and capital gains in cash by notice to Equiniti Trust Company, LLC, PO Box 10027, Newark, NJ 07101, 800-937-5449, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Shares are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following: Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value (“NAV”) per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the lower of the Fund’s NAV per Share or the Fund’s Market Price per Share.

Whenever the Market Price per Share is less than such NAV on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the business day before the dividend or distribution payment date. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price of the Shares exceeds the NAV. These remaining Shares will be issued by the Fund at a price equal to the lower of the Fund’s NAV per Share or the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the Market Price exceeds the NAV of the Shares, the average Share purchase price paid by the Agent may exceed the NAV of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

BEXIL INVESTMENT TRUST	Semi-Annual Report 2026 29

DISTRIBUTIONS	(Unaudited)
Additional Information

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred, then the mean between the closing bid and asked quotations on each of the five business days the Shares traded ex-dividend immediately prior to such date, and (b) NAV per share on a particular date shall be as determined by or on behalf of the Fund.

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder’s account.

5. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder’s account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent three days prior to any dividend or distribution payment date. If the request is received less than three days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers, or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith, or willful misconduct or that of its employees.

13. Neither the Fund nor the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares, or purchase shares, (ii) the prices at which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

30 Semi-Annual Report 2026	BEXIL INVESTMENT TRUST

GENERAL INFORMATION	(Unaudited)
Additional Information

Proxy Voting

The Fund’s Proxy Voting Guidelines, which describe the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, as well as its proxy voting record for the most recent 12 months ended June 30, are available without charge, upon request, by calling the Fund toll free at 855-411-6432, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.BexilInvestmentTrust.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and a link thereto can be found on the Fund’s website at www.BexilInvestmentTrust.com.

Please Note - There is no assurance that the Fund’s investment objectives will be attained. Past performance is no guarantee of future results. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s investment policies, management fees, and other matters of interest to prospective investors may be found in its filings with the SEC, including its annual and semi-annual reports. To obtain a copy of the reports, please call us toll free at 855-411-6432 or download them at https://www.bexilinvest-menttrust.com/literature. Please read the reports carefully before investing.

Shares of closed end funds frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV has decreased in the past, and may decrease in the future, as a result of its investment activities and other events. Neither the Investment Manager nor the Fund can predict whether shares of the Fund will trade at, below, or above NAV. The risk of holding shares of the Fund that might trade at a discount is more pronounced for investors expecting to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The shares of the Fund are designed primarily for long term investors and should not be considered a vehicle for trading purposes. The NAV of the Fund’s shares typically will fluctuate with price changes of the Fund’s portfolio securities, and these fluctuations are likely to be greater in the case of a fund which uses leverage, as the Fund may from time to time. In the event that shares of the

Fund trade at a premium to NAV, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares of the Fund will not trade at a discount to NAV thereafter. The market price for the Fund is based on supply and demand which fluctuates daily based on many factors, such as economic conditions and global events, investor sentiment, and security specific factors.

This report, including the financial statements herein, is provided for informational purposes only. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or an exemption therefrom. The internet address for the Fund is included several times in this report as a textual reference only. The information on the website is not incorporated by reference into this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Fund’s Statement of Additional Information has not been updated since completion of the Fund’s most recent offering and the information contained in the Fund’s Statement of Additional Information may have become outdated. Investment products, including shares of the Fund, are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risk, including possible loss of principal and fluctuation in value. Consult with your tax advisor or attorney regarding specific tax issues.

Cautionary Note Regarding Forward Looking Statements - Certain information presented in this report may contain “forward looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward looking statements include, but are not limited to, statements concerning the Fund’s plans, objectives, goals, strategies, distributions and their amounts and timing, distribution declarations, future events, future performance, prospects of its portfolio holdings, or intentions, and other information that is not historical information. Generally, forward looking statements can be identified by terminology such as “believes,” “expects,” “estimates,” “may,” “will,” “should,” “anticipates,” “projects,” “plans,” or “intends,” or the negative of such terms or other

BEXIL INVESTMENT TRUST	Semi-Annual Report 2026 31

GENERAL INFORMATION	(Unaudited)
Additional Information

com-parable terminology, or by discussions of strategy. All forward looking statements by the Fund involve known and unknown risks, uncertainties, and other factors, many of which are beyond the control of the Fund, which may cause the Fund’s actual results to be materially different from those expressed or implied by such statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from NAV, distribution policy risk, management risk, and other risks discussed in the Fund’s filings with the SEC. The Fund may also make additional forward looking statements from time to time. All such subsequent forward looking statements, whether written or oral, by the Fund or on its behalf, are also expressly qualified by these cautionary statements. Investors should carefully consider the risks, uncertainties, and other factors, together with

Stock Data at June 30, 2026
Market Price per Share	$17.13

Net Asset Value per Share	$27.75

Market Price Discount to Net Asset Value	38.3%

Stock Symbol	BXSY

Net Asset Value Symbol	XBXIX

CUSIP Number	25538A204

BexilInvestmentTrust.com

Visit us at www.BexilInvestmentTrust.com. The site provides information about the Fund, including distributions, press releases, and shareholder reports. For further information, please email us at info@performancedriven.us all of the other information included in the Fund’s filings with the SEC, and similar information. The Fund may also make additional forward looking statements from time to time. All forward looking statements apply only as of the date made. The Fund undertakes no obligation to publicly update or revise forward looking statements, whether as a result of new information, future events, or otherwise. Thus you should not place undue reliance on forward looking statements.

Section 23 Notice - Pursuant to Section 23 of the Company Act, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

Investment Manager
Bexil Advisers LLC
P.O. Box 4
Walpole, NH 03608
212-785-0900

Stock Transfer Agent and Registrar
Equiniti Trust Company, LLC
EQ Shareowner Services
Attn: OnBase
PO Box 500
Newark, NJ 07101
www.equiniti.com
800-937-5449

Bexil Investment Trust is part of a fund complex which includes Midas Discovery, Midas Special Opportunities, and Foxby Corp.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED  MAY LOSE VALUE  NOT BANK GUARANTEED

32 Semi-Annual Report 2026	BEXIL INVESTMENT TRUST

(Unaudited) Rev. 12/2025
PRIVACY POLICY

FACTS	WHAT DOES BEXIL INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	◾ Social Security number	◾ Account transactions
	◾ Account balances	◾ Retirement assets
◾ Transaction or loss history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Bexil Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Bexil Investment Trust share?	Can you limit this sharing?

For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – To offer our products and services to you	Yes	No

For joint marketing with other nonaffiliated financial companies	No	We don’t share

For our affiliates’ everyday business purposes – Information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share

For our affiliates to market to you –	Yes	Yes

For nonaffiliates to market to you –	No	We don’t share

To Limit Sharing	◾ Call Bexil Investment Trust at 212-785-0900; or
◾ Mail the form below
Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call Bexil Investment Trust at 212-785-0900 or go to www.BexilInvestmentTrust.com

Mail-in Form

Leave Blank or	Mark if you want to limit:
[If you have a joint account, your choice will apply to everyone on your account unless you mark below. ☐ Apply my choice only to me]	☐ Do not allow your affiliates to use my personal information to market to me.
	Name	Mail to:
	Address	Bexil Investment Trust
P.O. Box 4
	City, State, Zip	Walpole, NH 03608
Account #

BEXIL INVESTMENT TRUST	Semi-Annual Report 2026 33

(Unaudited)

Who we are

Who is providing this notice?	Bexil Investment Trust

What we do
How does Bexil Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Bexil Investment Trust collect my personal information?

We collect your personal information, for example, when you

◾   Open an account

◾    Buy securities from us

◾   Provide account information

◾    Give us your contact information

◾   Tell us where to send the money

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾   Sharing for affiliates’ everyday business purposes – information about your

     creditworthiness

◾     Affiliates from using your information to market to you

◾   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account – unless you tell us otherwise.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ Bexil Investment Trust shares with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◾    Bexil Investment Trust does not share with nonaffiliates so they can market their financial products or services to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ Bexil Investment Trust does not jointly market.

34 Semi-Annual Report 2026	BEXIL INVESTMENT TRUST

STOCK SYMBOL: BXSY

BexilInvestmentTrust.com

Item 1(b):

Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Included herein under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Not applicable to closed-end investment companies.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included herein under Item 1.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for semi-annual reports.

(b)	Not applicable.

 Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a) Total Number of Shares (or Units) Purchased*	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2026	0	0	N/A	N/A
Feb. 1-28, 2026	0	0	N/A	N/A
Mar. 1-31, 2026	0	0	N/A	N/A
Apr. 1-30, 2026	0	0	N/A	N/A
May 1-31, 2026	0	0	N/A	N/A
Jun. 1-30, 2026	3,486	16.87	N/A	N/A

*
Each of the purchases in the table above have been made in open-market transactions by the registered investment adviser of the registrant or its parent company or affiliate. The registrant disclaims that it is under common control with the registered investment adviser of the registrant or the registered investment adviser's parent company or their affiliates.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)
Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant's securities are listed. Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2). Attached hereto as Exhibit 99.CERT.

(a)(4)
Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bexil Investment Trust

August 27, 2026	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Bexil Investment Trust

August 27, 2026	By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Bexil Investment Trust

August 27, 2026	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Bexil Investment Trust

August 27, 2026	By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer